SUPPLEMENT TO THE PROSPECTUS
Supplement dated September 29, 2021, to the Prospectus dated September 28, 2021.

MFS® Managed Wealth Fund

Effective November 1, 2021, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Portfolio Manager	Since	Title
David Cole	November 2021	Investment Officer of MFS

Effective November 1, 2021, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Portfolio Manager	Primary Role	Five Year History
David Cole	Committee Member	Employed in the investment area of MFS since 2004

1046916           1                            MGW-SUP-I-092921